SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): January 7, 1998



                        THE TITAN CORPORATION
          (Exact name of registrant as specified in its charter)



                              Delaware
             (State or other jurisdiction of incorporation)



    001-06035                                  95-2588754
(Commission File No.)     (IRS Employer Identification No.)

                       3033 Science Park Road
                San Diego, California 92121-1199
       (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (619) 552-9500


Item 5.   Other Events.
     On January 6, 1998, The Titian Corporation ("Titan") announced that it had entered into a definitive agreement (the "Merger Agreement") with DBA Systems, Inc., a Florida corporation ("DBA"), whereby DBA will become a wholly-owned subsidiary of Titan Defense Systems Corporation, a Delaware corporation and wholly-owned subsidiary of Titan, in a stock-for-stock merger. Titan hereby incorporates by reference the contents of the news release announcing the signing of the Merger Agreement filed as
Exhibit 99.1 to this report.

Item 7.     Financial Statements and Exhibits.
     (c)    Exhibits.
            99.1     News Release dated January 6, 1998.

                        SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE TITAN CORPORATION



Dated:  January __, 1998      By:
                              Gene W. Ray
                              Chief Executive Officer and President


                       INDEX TO EXHIBITS

          99.1     News Release dated January 6, 1998.